                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

September 3, 1998




BY FACSIMILE
Jan Andersen
Sr. VP of Global Sales and Marketing
NetRadio Networks
43 Main Street, S.E.
Suite 149
Minneapolis, MN  55414

Navarre Corporation
7400 49th Ave. North
New Hope, MN  55428

Re:    LICENSE OF REALNETWORKS SOFTWARE

Dear Mr. Andersen:

1. LICENSE. NetRadio currently holds a license to RealNetworks' RealServer Version 5.0, with the capability to stream 2,250 streams of RealAudio/RealVideo-encoded content (the "Software"). NetRadio agrees to purchase a license to upgrade the Software to [Confidential Treatment Requested], and one year of Upgrades and Support therefor. NetRadio acknowledges and agrees that its use of the Software shall be governed by RN's standard RealSystem Server license agreement (the "License Agreement"), attached hereto and incorporated herein by this reference, as may be revised from time to time with each Upgrade of the Software.
       RN shall initially deliver the Software to NetRadio in the form of a 30-day time-out license key. The Software will cease functioning at the end of the 30-day period.

2. CONSIDERATION. In consideration for the licenses granted to NetRadio hereunder, NetRadio shall pay to RN [Confidential Treatment Requested], payable in full within thirty (30) days of the date hereof. Immediately upon receipt thereof, RN shall replace the time-out license key, with a perpetual license key, and shall provide NetRadio an additional [Confidential Treatment Requested] at no charge. This offer is good through September 9, 1998.

3. OPTION. For one year from the date hereof, NetRadio will have an option to license additional RealAudio/RealVideo streams in minimum lots of 1,000 streams at [Confidential Treatment Requested], which shall include Upgrades and Support therefor.

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406


        Upgrades do not include new media or data types other than RealAudio and RealVideo. The license therefor will be perpetual. As per the License Agreement, NetRadio may not sublicense any streams hereunder to third parties. NetRadio shall have the option to receive RN's standard Upgradesand Support for the Software for three additional years at a cost of [Confidential Treatment Requested].

4.     [Confidential Treatment Requested].

5.     ADDITIONAL RN OBLIGATIONS.

       a. RN shall provide NetRadio with the highest level of technical support offered to similarly situated customers, with a dedicated prime technical contact, for one year from the date hereof.

       b. RN will participate with NetRadio in extensive public relations and marketing programs to build brand name awareness for NetRadio, as agreed upon by the parties.

6. GUARANTY. Navarre Corporation, the parent company of NetRadio, unconditionally guarantees payment for all Software licensed and delivered hereunder, according to the terms of this letter agreement.

If you agree with the terms of this letter agreement, please sign below and return to my attention. This agreement shall not be deemed effective until signed by all three parties below.

Sincerely,

REALNETWORKS, INC.



By:    Jeff Mandelbaum
       V.P. North American Sales

ACCEPTED AND AGREED TO:

NetRadio NETWORKS

By:  /s/ D.W. Pederson                      Addendum to Point #4:
    -----------------------------
Name:    D.W. Pederson                      Inclusion of RealNetworks within
      ---------------------------           NetRadio's TV advertising will be
                                            in effect for 1 year from initial
Title:   Chief Operating Officer            date of TV campaign.
       --------------------------

Date:    September 17, 1998
       --------------------------

NAVARRE CORPORATION                           /s/ D.W. Pederson
                                             ---------------------------------
                                             NetRadio

By:   /s/ Charles E. Cheney
      ---------------------------

Name:   Charles E. Cheney                      /s/ Jeff Mandelbaum
      ---------------------------            ---------------------------------
                                             Vice President of North
                                             American Sales
                                             RealNetworks

Title:   /s/ Charles E. Cheney

Date:    September 18, 1999
      ---------------------------

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406


REALNETWORKS LICENSE AGREEMENT AND WARRANTY DISCLAIMER
REDISTRIBUTION OF SOFTWARE NOT PERMITTED
______________________________________
COMMERCIAL NETWORK OPERATORS LICENSE FOR USE WITH REALNETWORKS INTERNET SERVER VERSION 5.0.

IMPORTANT -- READ CAREFULLY: THIS REALNETWORKS LICENSE AGREEMENT ("LICENSE AGREEMENT") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR AN ENTITY) AND REALNETWORKS, INC. AND ITS SUPPLIERS AND LICENSORS (COLLECTIVELY "RN") FOR THE RN SERVER SOFTWARE PRODUCT LISTED ABOVE, WHICH INCLUDES COMPUTER SOFTWARE AND ASSOCIATED MEDIA AND PRINTED MATERIALS, WHETHER PROVIDED IN PHYSICAL FORM OR RECEIVED ON-LINE IN ELECTRONIC FORM ("SOFTWARE").

ANY THIRD PARTY SOFTWARE, INCLUDING ANY NON-RN PLUG-IN, THAT MAY BE PROVIDED WITH THE SOFTWARE IS INCLUDED FOR USE AT YOUR OPTION. IF YOU CHOOSE TO USE SUCH SOFTWARE, THEN SUCH USE SHALL BE GOVERNED BY SUCH THIRD PARTY'S LICENSE AGREEMENT, AN ELECTRONIC COPY OF WHICH WILL BE INSTALLED IN THE "LICENSES" FOLDER ON YOUR COMPUTER, UPON INSTALLATION OF THE SOFTWARE.


1. SOFTWARE OWNERSHIP. This is a license agreement and NOT an agreement for sale. RN continues to own the Software, and other content provided or transmitted to you by RN. Your rights to use the Software are specified in this License Agreement, and RN retains all rights not expressly granted to you in this License Agreement. Nothing in this License Agreement constitutes a waiver of RN's rights under U.S. or international copyright law or any other federal or state law.

2. GRANT OF LICENSE. Subject to the provisions contained in this License Agreement, RN hereby grants you a non-exclusive, non-transferable, perpetual, worldwide license to the version of the Software specified by your Software License Key for installation of the Software, according to the following terms and conditions:

(a) INSTALLATION. This License permits you to install one copy of the Software with the same (or a lower) version number as the Software version number listed above on a single computer containing one or more central processing units ("CPU's") (the computer running the Software shall be referred to as the "Host Computer"). A license fee is required for each Host Computer, and if you would like to add Host Computers in a clustering configuration, you must purchase from RN a multiple Server Software License Agreement (or licenses) and pay the applicable license fees.

(b) USE RIGHTS. You may use your installed copy of the Software to deliver up to 50 simultaneous User-Streams of RN media-compatible data (e.g., audio, video or other media only as specifically enabled by the license key which accompanies the Software) as set forth on the applicable Order Form or signed agreement between the parties. A "User-Stream" is defined as the stream of digitally-encoded data that delivers the media type associated with the Software you have licensed to a single end-user client computer. You may only serve

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

the media types(s), e.g., audio and/or video, that are authorized by your Server License Key. The number of User-Streams being delivered by a given Host Computer is measured by counting the number of end-users simultaneously served by streams originating at that Host Computer. If you wish to deliver additional User-Streams, you must purchase a Software License Key upgrade from RN.

(c) HOSTING RIGHTS. You may only rent, sell or sublicense User-Streams under this License Agreement to third parties to whom you are providing web hosting services (referred to as "Hosted Customer"), subject to the following terms:

       (i) You will only deliver User-Streams to Hosted Customer with whom you have entered into a formal agreement to host the Hosted Customer's website or a significant portion thereof for an uninterrupted period of no less than (1) month and only as a part of a Bundled Hosting Solution which must include, at a minimum, bandwidth usage, network environment, server hardware, power supply, operations center staff and engineers. Under no circumstances may you sublicense or deliver User-Streams on a stand-alone basis.

       (ii) You must allocate a specific number of User-Streams to each of your Hosted Customers for the duration of the term of your agreement to provide RN-media datatype hosting services ("RN Media Hosting") as part of your hosting agreement, which must be at least one continuous and uninterrupted month. Allocated User-Streams must be dedicated to the Hosted Customer, and cannot be offered to, sublicensed to or accessed by any other party including you for your own use regardless of whether the Hosted Customer to whom the User-Streams were allocated is utilizing all, part or none of the allocated streams. The total number of User-Streams allocated may not exceed the total number of User-Streams represented by your Server License Key, and cannot be overallocated, oversold or overcommitted. Upon the expiration or termination of the RN Media Hosting or one (1) month, whichever is later, you may resume usage of the User-Streams (for your own purposes or for other Hosted Customers or Sub-Licensees).

       (iii) Prior to entering into RN User-Stream Agreements, you shall notify Hosted Customers in writing that they are using User-Streams subject to, and agree to be bound by, RN's User-Stream License Agreement (the "User-Stream License"), a copy of which is attached hereto as Attachment 1. You shall distribute a copy of the User-Stream License to each Hosted Customer. The User-Stream License shall be between RN and the Hosted Customer. You may refer any questions the Hosted Customers may have about the User-Stream License directly to RN. You shall notify RN of any violation of the User-Stream License by any of the Hosted Customers as soon as you becomes aware of such violations, and, if RN is unable to obtain such Hosted Customer's compliance with the User-Stream License after reasonable effort to do so, RN will provide three (3) days' written notice to you and, upon expiration of the notice period, you agree to cease distributing the User-Streams to such Hosted Customer.

(d) LIVE EVENTS. Subject to the requirements of Sections 1 and 2 of this Agreement, you may use the Software to host or serve live broadcast events which do not exceed 24 hours ("Events"), provided that you may use only the number of User-Streams, if any, which have not been allocated to your Hosted Customers or Sub-licensees or to other Events. If you desire to obtain additional User-Streams to host occasional Events which require capacity in excess of your unallocated User-Streams, please see RN's website at http://www.real.com

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

for information, pricing and licensing options for obtaining Event Licenses, or for purchasing or sublicensing access to the Real Broadcast Network, RN's live broadcast events network.

(e) ATTRIBUTION. You must indicate which publicly available files are in a proprietary RN format (e.g., RealAudio (.ra) or RealVideo (.rm)). RN hereby grants you a non-exclusive, limited license to use, and you agree that you shall always use, RN's trademarks in accordance with RN's Trademark and Logo Usage Policy at http://www.real.com/corporate/logos/policy.html., and for the sole purpose of informing web page visitors that RealAudio or RealVideo content is available at your web page. You agree that shall not use any RN trademark in a way which may imply that you are an agency or branch of RN. You agree that you shall not use any RN trademark in a way which may imply that RN endorses, is affiliated with, or sponsors you or your products without RN's express written permission. You also agree that you may not link directly to any media file or
 .ram file made available from the RN website. You agree that the rights set forth in this paragraph may be immediately terminated by RN in the event of any violation of RN's rights in its trademarks or for a violation of RN's Trademark and Logo Usage Policy.

3. LIMITATIONS. NOTICE TO USERS. You agree to inform all users of the terms of this License Agreement. INTRANET USE. YOU MAY NOT USE THE SOFTWARE TO SERVE YOUR CORPORATE INTRANET. PLEASE SEE RN'S WEBSITE AT HTTP://WWW.REAL.COM/PRODUCTS/SERVER/INTRANET/INDEX.HTML FOR INFORMATION, PRICING AND LICENSING OPTIONS FOR INTRANET SYSTEMS AND LICENSED SEATS. DUAL-MEDIA SOFTWARE. You may receive the Software in more than one medium (e.g., by electronic distribution and on CD-ROM). You may not use or install the other medium on another computer. You may not loan, rent, lease, grant a security interest in, or otherwise transfer the other medium to another user. NO RESALE OF USER-STREAMS ON STAND-ALONE BASIS. YOU MAY NOT, UNDER ANY CIRCUMSTANCES, TRANSFER, RESELL, SUBLICENSE OR DELIVER USER-STREAMS ON A STAND-ALONE BASIS TO ANY THIRD-PARTY. NO COPYING. You may not copy the Software or Documentation, except that you may make a single copy of the software for archival purposes only, provided such copy must contain all of the original Software's proprietary notices. NO MODIFICATIONS OR REVERSE ENGINEERING. You may not modify, translate, reverse engineer, decompile or disassemble (except to the extent that this restriction is expressly prohibited by applicable law), or create derivative works based on the Software. RENTAL/TRANSFER. You may not rent, lease, sell or transfer the Software or documentation without RN's express written consent, which RN may withhold in its discretion. AUDIT RIGHTS. You shall permit RN to audit your and your Sub-Licensee's compliance with this License Agreement, as RN deems reasonably necessary. RESERVATION OF RIGHTS.
All rights not expressly granted to you are reserved to RN.

4. SOFTWARE UPGRADES. RN may develop or issue upgraded versions of the Software from time to time. For a period of one (1) year from the effective date of this License Agreement (and with respect to any future licenses of Software, from one (1) year from the date of such license), RN shall make Software maintenance and upgrades available to you for no charge in accordance with RN's standard upgrade and support policy. Thereafter, at its sole option, and for a fee to be determined, RN may make such upgrades available to you. If the Software you have is labeled as an upgrade, you must be properly licensed to use a product identified by RN as being eligible for the upgrade in order to use the Software. Software labeled as an upgrade replaces and/or supplements the product that formed the basis for your eligibility for the upgrade, and following the upgrade you may use the resulting Software only in accordance with the terms of this License Agreement.

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

If the Software is an upgrade of a component of a package of software programs that you licensed as a single product, the Software may be used and transferred only as part of that single product package and may not be separated for use on more than one computer.

5. LIMITED WARRANTY. RN warrants for your benefit alone that for a period of ninety (90) days from the date of delivery (a) the Software, if operated as directed on a computer for which it was designed, will perform substantially in accordance with the accompanying written materials; and (b) under normal use, the media containing the Software, if provided by RN, will be free from defects in material and workmanship. Any implied warranties on the Software and media are limited to ninety (90) days. All other programs and accompanying materials are provided "AS IS" without warranty of any kind, either express or implied. The complete risk as to the quality and performance of any non-warranted program is with you. Should the program prove defective, you assume the entire cost of all necessary repair or correction. RN shall not be responsible for any defect that results from your abuse, misuse or other conduct or conditions outside the control of RN. RN makes no representation or warranty that the information or functions contained in the Software will meet your requirements or that the operation of the Software will be uninterrupted, error-free or secure, or that any Software defects are correctable or will be corrected. In addition, any security mechanisms implemented by the Software have inherent limitations, and you must determine that the Software sufficiently meets your requirements.

THIS IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY RN OR ITS SUPPLIERS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, RN AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH REGARD TO THE SOFTWARE, THE ACCOMPANYING WRITTEN MATERIALS, AND ANY ACCOMPANYING HARDWARE. RN MAKES NO WARRANTY Of NONINFRINGEMENT OF THIRD PARTIES' RIGHTS. THIS LIMITED WARRANTY GIVES RECIPIENT SPECIFIC LEGAL RIGHTS. RECIPIENT MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION. If you make any modifications to the Software during the warranty period; if the media is subjected to abuse, accident or improper use; or if you violate the terms of this License Agreement, this warranty shall immediately be terminated.

6. REMEDIES. RN's and its suppliers' entire liability and your exclusive remedy for any breach of warranty shall be, at RN's option: (i) to repair or replace the Software or media that does not meet RN's Limited Warranty and which is returned to RN with a copy of your receipt or other proof of purchase;
(ii) to advise you how to achieve substantially the same functionality with the Software as described in the accompanying written materials through a procedure different from that set forth in the documentation; or (iii) if RN deems the above remedies impracticable, to refund the license fee you paid for the Software. Repaired, corrected or replaced Software and media shall be covered by this limited warranty for the remainder of the original warranty period or for thirty (30) days, whichever is longer. Only if you inform RN of the problem with the Software during the applicable warranty period and provides evidence of the date you acquired the Software will RN be obligated to honor this warranty. Outside of the United States, neither these remedies nor any product support services offered by RN are available without proof of purchase from a non-U.S. source.

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

7. LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER IN TORT, CONTRACT OR OTHERWISE, SHALL RN OR ITS SUPPLIERS OR RESELLERS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY DIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, THE DOCUMENTATION OR ANY OTHER ACCOMPANYING MATERIALS, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, ARISING OUT OF THE USE OF OR INABILITY TO USE THE SOFTWARE, EVEN IF RN HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. FURTHER, IN NO EVENT SHALL RN'S LIABILITY UNDER ANY PROVISION OF THIS LICENSE AGREEMENT EXCEED THE LICENSE FEE PAID TO RN FOR THE SOFTWARE. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

8. INDEMNIFICATION. You agree to hold harmless, indemnify and defend RN, its officers, directors and employees, from and against any losses, damages, fines and expenses (including attorneys' fees and costs) arising out of or relating to any claims that you have encoded, copied or transmitted any materials in connection with the Software in violation of another party's rights or of any law. If you are importing the Software from the United States, you shall indemnify and hold RN harmless from and against any import and export duties or other claims arising from such importation.

9. TERMINATION. This License Agreement will terminate immediately if you fail to comply with any term hereof within three (3) days of receiving notice from RN. You may terminate this License Agreement at any time by notifying RN in writing of termination. Upon any termination of this License Agreement, you shall immediately discontinue use of the Software and shall within three (3) days return to RN, or certify destruction of, all full or partial copies of the Software, documentation and related materials provided by RN, except that Hosted Customers and Sub-licensees may continue to use allocated User-Streams for no more than thirty (30) days from the date of termination. Your obligation to pay accrued charges and fees shall survive any termination of this License Agreement.

10. MISCELLANEOUS. This License Agreement shall constitute the complete and exclusive agreement between us, notwithstanding any variance with any purchase order or other written instrument submitted by you, whether formally rejected by RN or not. The acceptance of any purchase order you place is expressly conditioned on your consent to the terms set forth herein. A separate written agreement with respect to the subject matter hereof shall supersede this License Agreement to the extent indicated in such separate agreement. This License Agreement may not be modified except in a writing duly signed by an authorized representative of RN and you. If any provision of this License Agreement is held to be unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability of such provision under other circumstances, or of the remaining provisions hereof under all circumstances. This License Agreement shall be governed by the laws of the State of Washington

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

without regard to conflicts of law provisions and you consent to the exclusive jurisdiction of the state and federal courts sitting in the State of Washington. This License Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

11. U.S. GOVERNMENT RESTRICTED RIGHTS. This Software and documentation are provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer Software--Restricted Rights at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and in similar clauses in the NASA FAR supplement, as applicable. Manufacturer is RealNetworks, Inc./1111 Third Avenue, Suite 2900/Seattle, Washington, 98101. You acknowledge that none of the Software or underlying information or technology may be downloaded or otherwise exported or re-exported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Sudan, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By using the Software you are agreeing to the foregoing and are representing and warranting that you are not located in or under the control of a national or resident of any such country or on any such list.


INTENDING TO BE LEGALLY BOUND, the parties have executed this License Agreement by their duly authorized representatives, to be effective as of the date first written above.

REALNETWORKS, INC.                        ________________________ ("Licensee").

By______________________________          By_________________________________

Its_______________________________        Its__________________________________


                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406


                                     ATTACHMENT 1

                            USER-STREAM LICENSE AGREEMENT

YOUR INTERNET SERVICE PROVIDER OR OTHER COMMERCIAL NETWORK OPERATOR, FROM WHOM YOU RECEIVE INTERNET ACCESS, IS GIVING YOU THE RIGHT TO USE MULTIMEDIA USER-STREAMS OF DIGITALLY-ENCODED DATA THAT WILL ENABLE YOU TO DELIVER MULTIMEDIA TO END-USER CLIENT COMPUTERS ("USER STREAMS"). YOUR USE OF THE USER STREAMS IS SUBJECT TO THIS LICENSE AGREEMENT.

IMPORTANT - READ CAREFULLY: THIS REALNETWORKS USER-STREAM LICENSE AGREEMENT ("LICENSE AGREEMENT") IS A LEGAL AGREEMENT BETWEEN YOU (EITHER AN INDIVIDUAL OR AN ENTITY) AND REALNETWORKS, INC., ITS LICENSORS AND SUPPLIERS (COLLECTIVELY. ("RN") FOR THE USER STREAMS PROVIDED TO YOU BY YOUR INTERNET SERVICE PROVIDER OR OTHER COMMERCIAL NETWORK OPERATOR. BY, ACCEPTING, COPYING OR OTHERWISE USING THE USER STREAMS, YOU AGREE TO BE BOUND BY THE TERMS OF THIS LICENSE AGREEMENT. IF YOU DO NOT AGREE TO THE TERMS OF THIS LICENSE AGREEMENT, NOTIFY YOUR INTERNET SERVICE PROVIDER OR OTHER COMMERCIAL NETWORK OPERATOR ("PROVIDER") FROM WHOM YOU RECEIVED THE USER-STREAMS THAT YOU DO NOT DESIRE TO USE THE USER STREAMS.

1. OWNERSHIP. This is a license agreement and NOT an agreement for sale. RN continues to own the User Streams, and other content provided or transmitted to you by RN. Your rights to use the User Streams are specified in this License Agreement, and RN retains all rights not expressly granted to you in this License Agreement. Nothing in this License Agreement constitutes a waiver of RN's rights under U.S. or international copyright law or any other federal or state law.

2. GRANT OF LICENSE. Subject to the provisions contained in this License Agreement, RN hereby grants you a non-exclusive, non-transferable, perpetual, worldwide license to the version of the User Streams specified by your User Streams License Key for installation of the User Streams, according to the following terms and conditions:

(a) RIGHTS. You may use your User Streams to deliver up to the number of User-Streams of RN media-compatible data (e.g., audio, video or other media only as specifically enabled by the license key which accompanies the User Streams) authorized by your Internet Service Provider ("ISP"). A "User-Stream" is defined as the stream of digitally-encoded data that delivers the media type you have licensed from your ISP. You may only serve the media types(s), e.g., audio and/or video, that are authorized by your ISP.

(b)    RESTRICTIONS.

       (i) NO INTRANET USE. YOU MAY NOT USE THE USER STREAMS TO SERVE USER-STREAMS PRIMARILY TO END-USERS OF YOUR INTERNAL NETWORK OR INTRANET SYSTEM. IF YOU WISH TO DO SO, PLEASE CONTACT RN OR VISIT THE RN WEBSITE AT HTTP://WWW.REAL.COM TO OBTAIN THE APPROPRIATE INTRANET SYSTEMS LICENSE.

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

(ii) NO RESALE. YOU MAY NOT, UNDER ANY CIRCUMSTANCES, TRANSFER, RESELL, SUBLICENSE OR DELIVER THE USER STREAMS TO ANY THIRD-PARTY.

(iii)  NO HOSTING.  YOU MAY NOT RENT, SELL OR SUBLICENSE USER-STREAMS
       UNDER THIS LICENSE AGREEMENT TO ANY THIRD PARTY FOR WHOM YOU ARE HOSTING A WEBSITE OR ANY EVENT THAT IS BEING BROADCAST OR OTHERWISE TRANSMITTED OVER THE INTERNET. If you wish to do so, please contact RN or visit the RN website at http://www.real.com for information on how to obtain the appropriate Commercial Network Operator License.

3. ATTRIBUTION. You must indicate which publicly available files are in a proprietary RN format (e.g., RealAudio (.ra) or RealVideo (.rm)). RN hereby grants you a non-exclusive, limited license to use, and you agree that you shall always use, RN's trademarks in accordance with RN's Trademark and Logo Usage Policy at http://www.real.com/corporate/logos/policy.html., and for the sole purpose of informing web page visitors that RealAudio or RealVideo content is available at your web page. You agree that shall not use any RN trademark in a way which may imply that you are an agency or branch of RN. You agree that you shall not use any RN trademark in a way which may imply that RN endorses, is affiliated with, or sponsors you or your products without RN's express written permission. You also agree that you may not link directly to any media file or
 .ram file made available from the RN website. You agree that the rights set forth in this paragraph may be immediately terminated by RN in the event of any violation of RN's rights in its trademarks or for a violation of RN's Trademark and Logo Usage Policy.

4. OTHER RIGHTS AND LIMITATIONS. NOTICE TO USERS. You agree to inform all users of the User Streams, other than end-users receiving User-Streams, of the terms of this License Agreement. NO MODIFICATIONS OR REVERSE ENGINEERING. You may not modify, translate, reverse engineer, decompile or disassemble (except to the extent that this restriction is expressly prohibited by applicable law) the User Streams. AUDIT RIGHTS. You shall permit RN to audit your compliance with this License Agreement, as RN deems reasonable necessary. RESERVATION OF RIGHTS. All rights not expressly granted to you are reserved to RN.

5. LIMITED WARRANTY. If any RN software ("Software") has been provided to you by RN or your ISP, RN warrants for your benefit alone that for a period of ninety (90) days from the date of delivery (a) the Software, if operated as directed on a computer for which it was designed, will perform substantially in accordance with the accompanying written materials; and (b) under normal use, the media containing the Software, if provided by RN, will be free from defects in material and workmanship. Any implied warranties on the Software and media are limited to ninety (90) days. All other programs and accompanying materials are provided "AS IS" without warranty of any kind, either express or implied. The complete risk as to the quality and performance of any non-warranted program is with you. Should the program prove defective, you assume the entire cost of all necessary repair or correction. RN shall not be responsible for any defect that results from your abuse, misuse or other conduct or conditions outside the control of RN. RN makes no representation or warranty that the information or functions contained in the Software will meet your requirements or that the operation of the Software will be uninterrupted, error-free or secure, or that any Software defects are correctable

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

or will be corrected. In addition, any security mechanisms implemented by the Software have inherent limitations, and you must determine that the Software sufficiently meets your requirements.

THIS IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY RN OR ITS SUPPLIERS. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, RN AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH REGARD TO THE USER STREAMS AND SOFTWARE, THE ACCOMPANYING WRITTEN MATERIALS, AND ANY ACCOMPANYING HARDWARE. RN MAKES NO WARRANTY OF NONINFRINGEMENT OF THIRD PARTIES' RIGHTS. THIS LIMITED WARRANTY GIVES RECIPIENT SPECIFIC LEGAL RIGHTS. RECIPIENT MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION. If you make any modifications to the Software during the warranty period; if the media is subjected to abuse, accident or improper use; or if you violate the terms of this Agreement, this warranty shall immediately be terminated.

6. REMEDIES. RN's and its suppliers' entire liability and your exclusive remedy for any breach of warranty shall be, at RN's option: (i) to repair or replace the Software or media that does not meet RN's Limited Warranty and which is returned to RN with a copy of your receipt or other proof of purchase; (ii) to advise you how to achieve substantially the same functionality with the Software as described in the accompanying written materials through a procedure different from that set forth in the documentation; or (iii) if RN deems the above remedies impracticable, to refund the license fee you paid for the Software, if Software has been provided to you. Repaired, corrected or replaced Software and media shall be covered by this limited warranty for the remainder of the original warranty period or for thirty (30) days, whichever is longer. Only if you inform RN of the problem with the Software during the applicable warranty period and provide evidence of the date you acquired the Software will RN be obligated to honor this warranty. Outside of the United States, neither these remedies nor any product support services offered by RN are available without proof of purchase from a non-U.S. source.

6. LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, WHETHER IN TORT, CONTRACT OR OTHERWISE, SHALL RN OR ITS SUPPLIERS OR RESELLERS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER ARISING OUT OF THE USE OF OR INABILITY TO USE THE USER STREAMS, THE DOCUMENTATION OR ANY OTHER ACCOMPANYING MATERIALS, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, ARISING OUT OF THE USE OF OR INABILITY TO USE THE USER STREAMS, EVEN IF RN HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. FURTHER, IN NO EVENT SHALL RN'S LIABILITY UNDER ANY PROVISION OF THIS AGREEMENT EXCEED THE LICENSE FEE PAID TO RN FOR THE USER STREAMS. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

7. INDEMNIFICATION. You agree to transmit only those materials for which you have the necessary copyright permissions, licenses, and/or clearances. You agree to hold harmless, indemnify and defend RN, its officers, directors and employees, from and against any losses, damages, fines and expenses (including attorneys' fees and costs) arising out of or relating to any claims that you have encoded, copied or transmitted any materials (other than materials provided by RN) in connection with the User Streams in violation of another party's rights or in violation of any law. If you are importing the User Streams from the United States, you shall indemnify and hold RN harmless from and against any import and export duties or other claims arising from such importation.

8. TERMINATION. This License Agreement will automatically terminate if you fail to comply with any term hereof. No notice shall be required from RN to effect such termination. You may also terminate this License Agreement at any time by notifying RN in writing of termination. Upon any termination of this License Agreement, you shall immediately discontinue use of the User Streams and shall within three (3) days return to RN, or certify destruction of, all full or partial copies of the User Streams, documentation and related materials provided by RN. Your obligation to pay accrued charges and fees shall survive any termination of this License Agreement.

9. MISCELLANEOUS. This License Agreement and any accompanying order form for the User Streams accepted by RN shall constitute the complete and exclusive agreement between us, notwithstanding any variance with any purchase order or other written instrument submitted by you, whether formally rejected by RN or not. The acceptance of any purchase order you place is expressly made conditional on your consent to the terms set forth herein. A separate written agreement with respect to the subject matter hereof shall supersede this instrument to the extent indicated in such separate agreement. This License Agreement may not be modified except in a writing duly signed by an authorized representative of RN and you. If any provision of this License Agreement is held to be unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability of such provision under other circumstances, or of the remaining provisions hereof under all circumstances. This License Agreement shall be governed by the laws of the State of Washington without regard to conflicts of law provisions and you consent to the exclusive jurisdiction of the state and federal courts sitting in the State of Washington. This License Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

10. U.S. GOVERNMENT RESTRICTED RIGHTS. This User Streams and documentation are provided with RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer User Streams - Restricted Rights at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer User Streams clause at DFARS 252.227-7013, and in similar clauses in the NASA FAR supplement, as applicable. Manufacturer is RealNetworks, Inc./1111 Third Avenue, Suite 2900/ Seattle, Washington, 98101. You acknowledge that none of the User Streams or underlying information or technology may be accessed, downloaded or otherwise exported or re-exported (i) into (or to a national or resident of) Cuba, Iraq, Libya, Sudan, North Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's

                                                                 EXHIBIT 10.11
                                              CONFIDENTIAL TREATMENT REQUESTED
                        Certain information has been omitted from this exhibit
                       and filed separately with the SEC pursuant to a request
                                     for confidential treatment under Rule 406

Table of Denial Orders. By using the User Streams you are agreeing to the foregoing and are representing and warranting that you are not located in or under the control of a national or resident of any such country or on any such list.

Should you have any questions concerning this License Agreement, or if you desire to contact RealNetworks for any reason, please contact the RealNetworks distributor serving your country.

Copyright -C- 1995-1998 RealNetworks, Inc. and/or its suppliers. 1111 Third Avenue, Suite 2900, Seattle, Washington 98101 U.S.A. All rights reserved. RealNetworks, Real Audio and RealVideo are trademarks or registered trademarks of RealNetworks, Inc.

RealNetworks User-Stream License (6-4-98).